                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (Amendment No. )



Filed by the Registrant                                        |_|

Filed by a party other than the Registrant                     |X|


Check the appropriate box:

 |X|       Preliminary Proxy Statement

 |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 |_|       Definitive Proxy Statement

 |_|       Definitive Additional Materials

 |_|       Soliciting Material Pursuant  to Section 240.14a-12

                               GUEST SUPPLY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            BFMA HOLDING CORPORATION
--------------------------------------------------------------------------------
    (Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   |X|  No fee required.

   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)      Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

        (2)      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

        (4)      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

                  (5)      Total fee paid:

--------------------------------------------------------------------------------

         |_|      Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                  (1)      Amount Previously Paid:

--------------------------------------------------------------------------------

                  (2)      Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

                  (3)      Filing Party:

--------------------------------------------------------------------------------

                  (4)      Date Filed:

--------------------------------------------------------------------------------

                            BFMA HOLDING CORPORATION

                                 PROXY STATEMENT
                              IN OPPOSITION TO THE
                              BOARD OF DIRECTORS OF
                               GUEST SUPPLY, INC.

              -----------------------------------------------------


                       2001 ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                               GUEST SUPPLY, INC.

              -----------------------------------------------------


            PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD

         This proxy statement and the enclosed BLUE proxy card are being furnished to stockholders of Guest Supply, Inc., a New Jersey corporation, by BFMA Holding Corporation, a Delaware corporation, in connection with the solicitation of proxies from stockholders of Guest Supply to be used at the 2001 Annual Meeting of Stockholders of Guest Supply, including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof, to elect two persons (collectively, the "BFMA Nominees") nominated by BFMA for election as Class C Directors to the Board of Directors of Guest Supply, who are expected, subject to their fiduciary duties to Guest Supply's stockholders, to take all actions as may be necessary to maximize value for the stockholders of Guest Supply, including to form a Special Committee of Directors and hire independent financial and legal advisors to arrange a prompt sale of Guest Supply to the highest bidder. As nominees for director, Logan D. Delany, Jr. and Charles W. Miersch are also deemed to be participants with BFMA in this proxy solicitation.

         The principal executive offices of Guest Supply are located at 4301 U.S. Highway One, Monmouth Junction, New Jersey 08852. This proxy statement and the BLUE proxy card are first being furnished to Guest Supply's stockholders on or about _________, 2000.

         The Company has established November 30, 2000 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date") and January 17, 2001 as the date of the Annual Meeting. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each Share (as defined herein) held on the Record Date. BFMA is the beneficial owner of an aggregate of 308,600 Shares which represents approximately 4.7% of the Shares outstanding (based on the most recent share information publicly disclosed by Guest Supply). BFMA intends to vote all of its Shares for the election of the BFMA Nominees.

         THIS SOLICITATION IS BEING MADE BY BFMA AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF GUEST SUPPLY.

         On November 16, 2000, BFMA proposed to purchase all of the outstanding shares of common stock of Guest Supply, with no par value (the "Shares") for $21.00 per share in cash (the "Proposal"). BFMA's operating subsidiary, Marietta Corporation ("Marietta"), and Guest Supply are two of many companies engaged in the provision of personal care amenities to the lodging and other industries. Guest Supply is a customer of Marietta and has been a customer of Marietta for many years. See "Background & Recent Events" for details of communications between BFMA and Guest Supply leading up to the Proposal.

         BFMA is soliciting proxies to obtain representation on the Guest Supply Board of Directors because BFMA believes that the election of the BFMA Nominees represents the best means for Guest Supply's stockholders to maximize the value of their Shares.

         The BFMA Nominees are committed to the prompt sale of Guest Supply and to giving all of Guest Supply's stockholders an opportunity to receive maximum value for their Shares. If elected, the BFMA Nominees are expected to take all actions, subject to their fiduciary duties to Guest Supply's stockholders, to maximize stockholder value, through the sale of Guest Supply to the highest bidder and on the most favorable terms available to Guest Supply. Although BFMA currently believes the Proposal provides the best opportunity for the stockholders to receive the maximum value for their Shares, the BFMA Nominees support the prompt sale of Guest Supply to the highest bidder through an investment banker or by otherwise "shopping" Guest Supply and BFMA would welcome the opportunity to participate in the sale process.

         IF ELECTED, THE BFMA NOMINEES WILL CONSTITUTE A MINORITY OF THE CURRENT SIX MEMBERS OF THE GUEST SUPPLY BOARD OF DIRECTORS. UNDER GUEST SUPPLY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS, AS AMENDED NOVEMBER 5, 1997, A MAJORITY OF THE WHOLE GUEST SUPPLY BOARD OF DIRECTORS CONSTITUTES A QUORUM, AND ACTION MAY BE TAKEN BY A VOTE OF A MAJORITY OF THE DIRECTORS WHEN A QUORUM IS PRESENT. ACCORDINGLY, THE BFMA NOMINEES WOULD NOT BE IN A POSITION, WITHOUT THE SUPPORT OF AT LEAST TWO OR MORE OF THE INCUMBENT MEMBERS OF THE GUEST SUPPLY BOARD OF DIRECTORS, TO EFFECT ANY ACTION, INCLUDING A SALE OF ALL OR ANY PORTION OF GUEST SUPPLY. There can be no assurance that the incumbent members of the Guest Supply Board of Directors will vote with the BFMA Nominees to sell Guest Supply. BFMA believes, however, that stockholder support for the BFMA Nominees set forth in this proxy statement may encourage the Board to maximize stockholder value through the sale of Guest Supply to the highest bidder, whether pursuant to the Proposal or otherwise, and/or to take appropriate steps to remove certain anti-takeover mechanisms that were adopted by the Guest Supply Board of Directors.

        Guest Supply has the following anti-takeover mechanisms:

        o         A staggered board, divided into three classes;
        o         A poison pill, with a 15% trigger level; and

         o An 80% stockholder vote requirement for all business combinations effected without the approval of Guest Supply's Board of Directors.

         In addition, Guest Supply is governed by New Jersey law which provides that, without prior approval of the Guest Supply Board of Directors, a 10% beneficial owner of Guest Supply cannot engage in any business combination with Guest Supply for five years.

         This proxy statement is not an offer for the purchase of Shares. There can be no assurance that, if the BFMA Nominees are elected, a sale of Guest Supply, through the Proposal or otherwise, will occur.

         BFMA is soliciting proxies for the election of the BFMA Nominees to the Board of Directors of Guest Supply as Class C Directors. BFMA is not aware of any other proposals to be brought before the Annual Meeting. However, should other proposals be brought before the Annual Meeting of which BFMA is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies in the enclosed BLUE proxy card will vote on such matters in their discretion.

                                   IMPORTANT!

         YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. BFMA URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY TO VOTE FOR THE ELECTION OF THE BFMA NOMINEES.

         THE BFMA NOMINEES ARE COMMITTED, SUBJECT TO THEIR FIDUCIARY DUTIES TO GUEST SUPPLY'S STOCKHOLDERS, TO GIVING ALL GUEST SUPPLY'S STOCKHOLDERS THE OPPORTUNITY TO RECEIVE THE MAXIMUM VALUE FOR THEIR SHARES. A VOTE FOR THE BFMA NOMINEES WILL ENABLE YOU -- AS THE OWNERS OF GUEST SUPPLY -- TO SEND A STRONG MESSAGE TO THE BOARD THAT YOU ARE COMMITTED TO MAXIMIZING THE VALUE OF YOUR SHARES.

         IF YOUR SHARES ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN AND DATE THE ENCLOSED BLUE PROXY CARD AND RETURN IT TO BFMA, C/O INNISFREE M&A INCORPORATED IN THE ENCLOSED ENVELOPE TODAY. IF ANY OF YOUR SHARES ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK, BANK NOMINEE OR OTHER INSTITUTION ON THE RECORD DATE, ONLY IT CAN VOTE SUCH SHARES AND ONLY UPON RECEIPT OF YOUR SPECIFIC INSTRUCTIONS. ACCORDINGLY, PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND INSTRUCT THAT PERSON TO EXECUTE ON YOUR BEHALF THE BLUE PROXY CARD.

         If you have any questions regarding your proxy, or need assistance in voting your Shares, please call:

                           Innisfree M&A Incorporated
                               501 Madison Avenue
                                   20th Floor
                            New York, New York 10022

                         Call toll-free: (888) 750-5834
                Bankers and Brokers Call Collect: (212) 750-5833

                    PROPOSAL -- ELECTION OF CLASS C DIRECTORS


WHY YOU SHOULD VOTE FOR THE BFMA NOMINEES

         BFMA believes that the election of the BFMA Nominees represents the best means for Guest Supply's stockholders to maximize the value of their Shares. BFMA is committed to the prompt sale of Guest Supply and to giving all of Guest Supply's stockholders an opportunity to receive maximum value for their Shares.

         IF ELECTED, THE BFMA NOMINEES WILL CONSTITUTE A MINORITY OF THE CURRENT SIX MEMBERS OF THE GUEST SUPPLY BOARD OF DIRECTORS. UNDER GUEST SUPPLY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS, AS AMENDED NOVEMBER 5, 1997, A MAJORITY OF THE WHOLE GUEST SUPPLY BOARD OF DIRECTORS CONSTITUTES A QUORUM, AND ACTION MAY BE TAKEN BY A VOTE OF A MAJORITY OF THE DIRECTORS WHEN A QUORUM IS PRESENT. ACCORDINGLY, THE BFMA NOMINEES WOULD NOT BE IN A POSITION, WITHOUT THE SUPPORT OF AT LEAST TWO OTHER MEMBERS OF THE GUEST SUPPLY BOARD OF DIRECTORS, TO EFFECT ANY ACTION, INCLUDING A SALE OF ALL OR ANY PORTION OF GUEST SUPPLY. THERE CAN BE NO ASSURANCE THAT THE INCUMBENT MEMBERS OF THE GUEST SUPPLY BOARD OF DIRECTORS WILL VOTE WITH THE BFMA NOMINEES TO SELL GUEST SUPPLY.

         Nonetheless, if elected, the BFMA Nominees are expected, subject to their fiduciary duties to Guest Supply's stockholders, to seek to convince other members of the Board to vote with them to form a Special Committee of the Board and hire independent financial and legal advisors to arrange a prompt sale of Guest Supply to the highest bidder and on the most favorable terms available to Guest Supply. Although BFMA currently believes the Proposal provides the best chance for the stockholders to receive the maximum value for their Shares, we support the prompt sale of Guest Supply to the highest bidder.

         BFMA's Proposal of $21.00 per Share represents a premium of approximately 25% over the $16.75 reported closing sales price of Guest Supply's Shares on the New York Stock Exchange on November 16, 2000, the last trading day prior to BFMA's delivery of the Proposal. BFMA's Proposal also represents a premium of approximately 29% over the $16.30 average closing sales price of Guest Supply's Shares on the New York Stock Exchange over the 20 trading days ending on November 16, 2000, the last trading day prior to BFMA's delivery of the Proposal.

         To date, Guest Supply, especially Clifford W. Stanley, President and Chief Executive Officer of Guest Supply, has resisted attempts by BFMA to acquire Guest Supply and has not provided any alternative proposals to Guest Supply's stockholders. See "Background & Recent Events". Moreover, the current Guest Supply Board of Directors has resisted the opportunity to discuss seriously with BFMA its previous proposals or any other alternative proposal the Board might consider. If no viable bids in excess of the price proposed by BFMA pursuant to the Proposal are received, the BFMA Nominees would also seek to convince other members of the Board to vote with them to take all steps necessary to permit the Proposal to proceed as promptly as practicable.

                                THE BFMA NOMINEES

         BFMA is proposing that the stockholders of Guest Supply elect the BFMA Nominees to the Board at the Annual Meeting. Logan D. Delany, Jr. will be nominated to be elected to succeed Teri E. Unsworth and Charles W. Miersch will be nominated to be elected to succeed Clifford W. Stanley (collectively, Messrs. Delany and Miersch are the "BFMA Nominees"), who are the current Class C directors (or any director named to fill any vacancy created by the death, retirement, resignation or removal of any such director) of Guest Supply.

         Additional persons (who would be named prior to the solicitation of proxies) will be nominated as substitute BFMA Nominees to be elected in the event that either of the above-named BFMA Nominees are unable for any reason to serve as a director or for good cause will not serve as a director, and BFMA does not learn of this circumstance a reasonable time before the Annual Meeting.

         The following table sets forth the name, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of the BFMA Nominees. See also "Information About Participants." This information has been furnished to BFMA by the BFMA Nominees. Each person listed below is a citizen of the United States.

Name, Principal Business Address               Principal Occupation and Business Experience During
and Age                                        the Last Five Years; Current Directorships
--------------------------------               ------------------------------------------------------
Logan D. Delany, Jr., Age 51                   President of Delany Capital Management Corp. (a
41 North Broadway                              privately held investment company and consulting firm)
Irvington, New York 10533-1316                 1986- Present
                                               Chairman of the Board of EAD Motors, Inc. (a privately
                                               held manufacturer of electric motors) 1986-Present
                                               Chairman of the Board of HH Smith, Inc. ( a privately
                                               held manufacturer of electrical connectors and
                                               electronic hardware) 1986-Present
                                               Chairman of the Board of Elinco, Inc. (a privately held
                                               manufacturer of electric motors) 1999-Present
                                               Director of BFMA Holding Corporation 1996-Present
                                               Director of Marietta Corporation 1996-Present
                                               Director of AllVertical, Inc. (a privately held internet
                                               portal and web hosting company) 2000-Present




                                                 - 6 -




Name, Principal Business Address               Principal Occupation and Business Experience During
and Age                                        the Last Five Years; Current Directorships
--------------------------------               ------------------------------------------------------
Charles W. Miersch, Age 53                     Senior Associate Dean for Corporate Relations and
2-217 Carol Simon Hall                         Institutional Advancement at William E. Simon
University of Rochester                        Graduate School of Business Administration at the
Rochester, New York 14627-0102                 University of Rochester 1984 - Present
                                               Chairman of the Board of Century Bank (a privately held
                                               federally chartered savings bank) 1991- Present
                                               Director of Century Financial Group (the parent of
                                               Century Bank) 1988-Present
                                               Director of BFMA Holding Corporation 1996-Present
                                               Director of Marietta Corporation 1995-Present

         Neither of the BFMA Nominees will receive any compensation from BFMA for their services as a director of Guest Supply. BFMA has agreed to indemnify the BFMA Nominees against any costs, expenses and other liabilities associated with his nomination and the election contest. Both Messrs. Delany and Miersch have executed written consents agreeing to be nominees for election to the Board of Directors of Guest Supply and to serve as a director if so elected. Moreover, both Messrs. Delany and Miersch have indicated that they will tender their resignations as directors of BFMA and Marietta, effective immediately upon their election as a director of Guest Supply. Neither of the BFMA Nominees have been convicted in any criminal proceedings (excluding traffic violations or similar misdemeanors) over the past ten years.

         According to Guest Supply's public filings, if elected as a director, the BFMA Nominees would receive an annual retainer of $10,000 for membership of the Board of Directors and $1,000 for each day on which one or more meetings was attended.

         Neither BFMA nor any of the BFMA Nominees is adverse to Guest Supply or any of its subsidiaries in any material pending legal proceedings.

         BFMA does not expect that the BFMA Nominees will be unable to stand for election but, in the event that such person is unable to do so or for good cause will not serve, and BFMA does not learn of this circumstance a reasonable time before the Annual Meeting, the Shares represented by the enclosed BLUE proxy card will be voted for substitute BFMA Nominees.

         YOU ARE URGED TO VOTE FOR THE ELECTION OF THE BFMA NOMINEES ON THE ENCLOSED BLUE PROXY CARD.

                           VOTING AND PROXY PROCEDURES

         Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each Share is entitled to one vote. Based on publicly available information, BFMA believes that the only outstanding class of securities of Guest Supply entitled to vote at the

Annual Meeting are the Shares. According to the most recent share information publicly disclosed by Guest Supply, there are 6,611,563 Shares issued and outstanding.

         Shares represented by properly executed BLUE proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted for the election of the BFMA Nominees as Class C directors of Guest Supply and in the discretion of the persons named as proxies on all other matters as may properly come before the Annual Meeting of which BFMA is not made aware within a reasonable amount of time prior to the Annual Meeting. Election of the BFMA Nominees requires the affirmative vote of a plurality of the Shares represented and entitled to vote at the Annual Meeting. Directors are elected by a plurality and the nominees who receive the most votes will be elected.

         Stockholders of Guest Supply may revoke their proxies at any time prior to its exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy) or by delivering a written notice of revocation. The delivery of a subsequently dated proxy which is properly completed will constitute a revocation of any earlier proxy. The revocation may be delivered either to BFMA in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement or to Guest Supply at 4301 U.S. Highway One, Monmouth Junction, New Jersey 08852 or any other address provided by Guest Supply. Although a revocation is effective if delivered to Guest Supply, BFMA requests that either the original or photostatic copies of all revocations be mailed to BFMA in care of Innisfree M&A Incorporated at the address set forth on the back cover of this Proxy Statement so that BFMA will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.

         IF YOU WISH TO VOTE FOR THE ELECTION OF THE BFMA NOMINEES AS CLASS C DIRECTORS OF GUEST SUPPLY, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED BLUE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                          BACKGROUND AND RECENT EVENTS

         On numerous occasions over the last few years, BFMA has expressed its interest to Guest Supply in combining its operating subsidiary, Marietta, with Guest Supply, either through an acquisition of Guest Supply as a whole or of Guest Supply's manufacturing operations. BFMA has also discussed with Guest Supply a merger of Guest Supply and Marietta and Guest Supply acquiring Marietta as a whole. Marietta and Guest Supply are two of many companies engaged in the provision of personal care amenities to the lodging and other industries, a business that Guest Supply consistently has characterized in its public filings as "highly competitive". Guest Supply is a customer of Marietta and has been a customer of Marietta for many years.

         On June 1, 2000, BFMA made a proposal to Guest Supply to acquire all of the Shares for $24.00 per share in cash. That proposal was conditioned upon, among other things, the assumption that BFMA would have full access to information regarding Guest Supply's business. On June 16, 2000, BFMA received a letter from Guest Supply rejecting BFMA's proposal as "inadequate" and identifying certain conditions that were required to be satisfied prior to continuing discussions. Guest Supply's conditions included:

         o BFMA executing a confidentiality agreement, with "stand still" and other provisions, which would have severely limited BFMA's rights as a stockholder by having BFMA agree until February 1, 2002 (which effectively would prevent BFMA from acting on shareholder matters until Guest Supply's 2003 annual meeting of stockholders), without any guarantee that BFMA would receive any information regarding Guest Supply, not to:

                  o effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way assist any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect:
                           o any acquisition of any securities or assets of Guest Supply;
                           o any tender or exchange offer or merger or other business combination involving Guest Supply;
                           o      any recapitalization, restructuring,
                                  liquidation, dissolution or other
                                  extraordinary transaction with respect to
                                  Guest Supply; or
                           o any solicitation of proxies or consents to vote any voting securities of Guest Supply,
                  o       form, join or in any way participate in a "group",
                  o otherwise act, alone or in concert with others, to seek to control or influence the management, Board of Directors or policies of Guest Supply,
                  o take any action which might force Guest Supply to make a public announcement regarding any of the types of matters set forth above, or
                  o enter into any discussions or arrangements with any third party with respect to any of the foregoing;

         o Guest Supply agreeing to supply only a very limited amount of information regarding its business;
         o Guest Supply refusing to provide representations and warranties regarding the business of Guest Supply, other than with respect to the material accuracy of its SEC filings; and
         o BFMA demonstrating that it has sufficient financing to consummate a transaction at a price in excess of $30.00 per share (even though BFMA's proposal was only for $24.00 per share).

Although BFMA believed that the above conditions were unreasonable, BFMA agreed to discuss them with Guest Supply in order to try to reach an agreement.

         On June 23, 2000, representatives of BFMA met with representatives of Guest Supply to discuss the terms upon which a transaction could occur. Discussions continued after the June 23 meeting and, shortly after the meeting, BFMA agreed to all of Guest Supply's substantive requests regarding the provisions of the confidentiality agreement, so long as BFMA received sufficient information to be able to quickly evaluate the potential benefits of putting the two companies together. On July 6, 2000, BFMA received a letter from Daniel J. Donoghue, a Managing Director of US Bancorp Piper Jaffray, the investment banking firm engaged by Guest Supply, offering to commit to provide to BFMA a limited amount of the information requested by BFMA, in return for BFMA sharing details of its financial standing and its ability to finance the transaction at a per share price of $24.00.

         During July and early August, representatives of BFMA and Guest Supply continued to discuss the information which Guest Supply would be willing to provide to BFMA. At the same time, BFMA shared an overview of its financial standing with Messrs. Stanley and Donoghue and encouraged them to have conversations with BFMA's financing sources. However, Guest Supply continued to refuse to commit to provide the requested information to BFMA. As a result, BFMA believed that signing a confidentiality agreement at that time under those circumstances would not be in the best interests of Guest Supply's stockholders or BFMA.

         BFMA sent a letter to Guest Supply on August 8, 2000, expressing BFMA's frustration with the pace of the discussions and inquiring as to why the mere commitment to provide BFMA with any information proved such a difficult decision. At this point, BFMA's frustrations led them to question openly Clifford Stanley's commitment to the sale process. On August 17, 2000, BFMA received a letter from Guest Supply in which Guest Supply continued to refuse to commit to provide the requested information to BFMA and, in fact, requested additional information concerning BFMA, including BFMA's financial statements and the estimated synergies of the transaction. Subsequent to August 17, representatives of BFMA arranged for Mr. Donoghue to speak with BFMA's financing sources regarding BFMA's ability to finance the transaction at $24.00 per share. These sources indicated to Mr. Donoghue that the financing for the transaction was readily available. Subsequent to these conversations, Mr. Donoghue continued to encourage the parties to talk without raising any concerns as to BFMA's ability to finance the transaction or the seriousness of BFMA's intentions. However, on August 31, 2000, one day after a conversation between a representative of BFMA and Mr. Stanley to discuss BFMA's information request, Mr. Donoghue called a representative of BFMA to inform him of Mr. Stanley's intention to delay the discussions further.

         BFMA sent a letter to Guest Supply on September 5, 2000, again expressing BFMA's frustration with Guest Supply's lack of commitment to the sale process. On September 20, 2000, Guest Supply sent BFMA a letter terminating discussions with BFMA and confirming BFMA's belief that Guest Supply never seriously intended to cooperate with BFMA in exploring a transaction.

         After the September 20 letter, BFMA believed that the only way to persuade Guest Supply to seek to maximize stockholder value was to take its case directly to Guest Supply's stockholders.

         On November 16, 2000, BFMA proposed to purchase all of the outstanding Shares for $21.00 per share in cash. BFMA decreased its offer from $24.00 to $21.00 per share for, among other reasons (a) BFMA having higher expectations for Guest Supply's performance for the June and September quarters than were realized, and (b) the offer of $24.00 per share being made at a time when market valuation multiples were higher and the overall financial markets were not as volatile.

         THE BFMA NOMINEES ARE COMMITTED, SUBJECT TO THEIR FIDUCIARY DUTIES TO GUEST SUPPLY'S STOCKHOLDERS, TO GIVING ALL GUEST SUPPLY'S STOCKHOLDERS THE OPPORTUNITY TO RECEIVE THE MAXIMUM VALUE FOR THEIR SHARES. A VOTE FOR THE BFMA NOMINEES WILL ENABLE YOU -- AS THE OWNERS OF GUEST SUPPLY -- TO SEND A STRONG MESSAGE TO THE BOARD THAT YOU ARE COMMITTED TO MAXIMIZING THE VALUE OF YOUR SHARES.

                             SOLICITATION OF PROXIES

         The solicitation of proxies pursuant to this proxy statement is being made by BFMA. Proxies may be solicited by mail, facsimile, telephone, telegraph, in person and by advertisements. Solicitations may be made by certain directors, officers and employees of BFMA, none of whom will receive additional compensation for such solicitation.

         BFMA has retained Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $100,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. BFMA has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record. BFMA will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that Innisfree M&A Incorporated will employ approximately 65 persons to solicit Guest Supply's stockholders for the Annual Meeting.

         The entire expense of soliciting proxies is being borne by BFMA. BFMA does not currently intend to seek reimbursement of the costs of this solicitation from Guest Supply but may decide to do so in the future in the event that the BFMA Nominees are elected. BFMA does not intend to seek stockholder approval for reimbursement of its expenses. Costs of this solicitation of proxies are currently estimated to be approximately $500,000. BFMA estimates that, through the date hereof, its expenses in connection with this solicitation are approximately $200,000.

                         INFORMATION ABOUT PARTICIPANTS

         BFMA was incorporated as a Delaware corporation on August 24, 1995. BFMA has its principal executive offices located at 50 East Sample Road, Suite 400, Pompano Beach, Florida 33064. BFMA is a holding company, whose primary operating subsidiary, Marietta, is a manufacturer of guest amenities for the lodging industry and a contract packager primarily for the personal care products industry. Marietta was incorporated as a New York corporation in October 1976. Marietta has its principal executive offices located at 37 Huntington Street, Cortland, New York 13045.

         As of the date of this proxy statement, BFMA, together with all of the participants in this solicitation, beneficially owns an aggregate of 308,600 Shares, which represents approximately 4.7% of the Shares outstanding (based on the most recent share information publicly disclosed by Guest Supply).

         Except in the ordinary course of Marietta's business with Guest Supply or as set forth in this proxy statement (or in Schedules I or II hereto), neither BFMA nor, to BFMA's knowledge, any BFMA Nominee or any other participant in this solicitation or any of their respective associates:

         o directly or indirectly beneficially owns any Shares or any other securities of Guest Supply;
         o has had any relationship with Guest Supply in any capacity other than as a stockholder, or has been a party to any transaction, or series of similar transactions, since the beginning of Guest Supply's last fiscal year with respect to any shares of Guest Supply's capital stock;
         o knows of any transactions since the beginning of Guest Supply's last fiscal year, currently proposed transactions, or series of similar transactions, to which Guest Supply was or is to be a party, in which the amount involved exceeds $60,000 and which any of them or their respective affiliates had, or will have, a direct or indirect material interest;
         o has any interest in the matters to be voted on at the Annual Meeting, other than an interest, if any, as a stockholder of Guest Supply;
         o        has been indebted to Guest Supply; or
         o has been convicted of a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

We note that Guest Supply is a customer of Marietta and has been a customer of Marietta for many years.

         In addition, other than as set forth in this proxy statement, there are no contracts, arrangements or understandings entered into by BFMA or any other participant in this solicitation or any of their respective associates within the past year with any person with respect to any of Guest Supply's securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. In addition, except as otherwise described in the "Background & Recent Events" section above, neither BFMA nor any other participant in this solicitation or any of their respective associates has been engaged in contacts, negotiations or transactions with Guest Supply concerning a merger, consolidation, acquisition, tender offer or other acquisition of securities, or a sale or other transfer of a material amount of assets; or had any other transaction (other than this proxy solicitation, matters incidental thereto or in the ordinary course of Marietta's business with Guest Supply) with Guest Supply or any of its executive officers or directors that would require disclosure under the rules and regulations of the SEC.

         Other than in the ordinary course of Marietta's business with Guest Supply, neither BFMA nor, to BFMA's knowledge, any BFMA Nominee or any other participant in this solicitation or any of their respective associates, has entered into any agreement or understanding with any person with respect to:

         o        any future employment by Guest Supply, or
         o any future transactions to which Guest Supply will or may be a party.

However, in connection with the Proposal, BFMA has reviewed, and will continue to review, on the basis of publicly available information various possible business strategies that they might consider in the event that BFMA acquires control of Guest Supply.

         For more detailed information regarding Messrs. Delany and Miersch, who as nominees for directors are deemed to be participants in this proxy solicitation, see "The BFMA Nominees". For more detailed information regarding the directors and executive officers of BFMA and Marietta (other than Messrs. Delany and Miersch) and transactions involving Shares over the past two years by BFMA and Marietta, see Schedules I and II of this proxy statement.

                     CERTAIN INFORMATION ABOUT GUEST SUPPLY

         Guest Supply, Inc. is a New Jersey corporation with its principal executive office located at 4301 U.S. Highway One, Monmouth Junction, NJ 08852. Guest Supply is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith is required to file reports, proxy statements and other information with the SEC. Reports, registration statements, proxy statements and other information filed by Guest Supply with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W. Room 1024, Washington, DC 20549, and at the SEC's Regional Offices, Judiciary Plaza, 500 West Madison Street, Suite 1400, Chicago, IL 60661 and 7 World Trade Center, New York, NY 10048. Copies of such material can be obtained from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, DC 20549, at prescribed rates. Documents filed electronically by Guest Supply are also available at the SEC's Web site (http://www.sec.gov).

         We note that Guest Supply's proxy statement will contain information regarding:


         o        number of Shares outstanding as of the record date;
         o        trading prices of Guest Supply stock over time;
         o        establishment of a quorum;
         o        vote required for approval;
         o        treatment of abstentions and "broker non-votes;"
         o        admission requirements for the Annual Meeting;
         o ownership of Shares by directors and executive officers of Guest Supply and by other persons who own more than five percent of the outstanding Shares,
         o background of Guest Supply's nominees for election to the Board of Directors;
         o compensation paid and payable to Guest Supply's directors and executive officers;
         o committees of the Board of Directors and their responsibilities;
         o        meetings of the Board and certain committees thereof; and
         o requirements regarding the submission of stockholder proposals to be considered for inclusion in Guest Supply's proxy statement for the 2002 Annual Meeting of Stockholders.

BFMA assumes no responsibility for the accuracy or completeness of such information.

                    OTHER MATTERS AND ADDITIONAL INFORMATION

         BFMA is unaware of any other matters to be considered at the Annual Meeting. Should other proposals be brought before the Annual Meeting of which BFMA is not made aware within a reasonable amount of time prior to the Annual Meeting, the persons named as proxies on the enclosed BLUE proxy card will vote on such matters in their discretion.

December __, 2000                   BFMA HOLDING CORPORATION
                                    Barry W. Florescue, Chief Executive Officer

                                   SCHEDULE I

                             INFORMATION CONCERNING
                        DIRECTORS AND EXECUTIVE OFFICERS
                              OF BFMA AND MARIETTA

         The following table sets forth the name, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five years of certain directors, officers and employees of BFMA and Marietta (other than Messrs. Delany and Miersch). Where no date is given for the commencement of the indicated office or position, such office or position was assumed prior to November 1995. Each person listed below is a citizen of the United States.

                                                      PRINCIPAL OCCUPATION OR
NAME AND PRINCIPAL                                    EMPLOYMENT; MATERIAL POSITIONS
BUSINESS ADDRESS                                      HELD DURING THE PAST FIVE YEARS
--------------------                                  -------------------------------
Barry W. Florescue                                    President, Chief Executive Officer and a director of
c/o BFMA Holding Corporation                          BFMA and Marietta
50 East Sample Road, Suite 400                        Director of Century Bank (a privately held federally
Pompano Beach, Florida 33064                          chartered savings bank)
                                                      Chief Executive Officer and a director of Century
                                                      Financial Group (the parent of Century Bank)

Richard A. Bloom                                      Director of BFMA and Marietta
c/o Marietta Corporation                              Senior Vice President of Marietta since September
37 Huntington Street                                  1999
Cortland, New York 13045                              Principal of Imperial Capital, LLC and its
                                                      predecessor (an investment bank) until August 1999

Ronald C. DeMeo                                       Senior Vice President of Marketing and Sales of
c/o Marietta Corporation                              Marietta
37 Huntington Street                                  Director of LifeLines Technology, Inc. (a private
Cortland, New York 13045                              manufacturer of medical diagnostic equipment)
                                                      since October 1996

Thomas M. Fairhurst                                   Senior Vice President of Sales and Marketing of
c/o Marietta Corporation                              Marietta
37 Huntington Street
Cortland, New York 13045



                                     - 15 -


                                                      PRINCIPAL OCCUPATION OR
NAME AND PRINCIPAL                                    EMPLOYMENT; MATERIAL POSITIONS
BUSINESS ADDRESS                                      HELD DURING THE PAST FIVE YEARS
--------------------                                  -------------------------------
David P. Hempson                                      Senior Vice President of Operations of Marietta
c/o Marietta Corporation
37 Huntington Street
Cortland, New York 13045

Philip A. Shager                                      Senior Vice President, Chief Financial Officer and
c/o Marietta Corporation                              Treasurer of BFMA and Marietta
37 Huntington Street
Cortland, New York 13045

Ned L. Siegel                                         Director of BFMA and Marietta
c/o The Siegel Group                                  President of The Siegel Group (a privately held real
5000 Blue Lake Drive, Suite 150                       estate investment company)
Boca Raton, Florida 33431

Charles I. Weissman                                   Assistant Secretary and a director of BFMA and
c/o Swidler Berlin Shereff Friedman, LLP              Marietta
The Chrysler Building                                 Attorney - Partner in Swidler Berlin Shereff
405 Lexington Ave.                                    Friedman, LLP
New York, New York 10174

         None of the foregoing persons have, during the past ten (10) years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

         As of November 30, 2000, BFMA beneficially owns 308,600 shares of Guest Supply's common stock (representing 4.7% of the issued and outstanding shares, based on Guest Supply's most recent public filings). None of the foregoing persons (or their associates, other than BFMA) currently directly or indirectly own any securities of Guest Supply, either beneficially or of record, except indirectly (where applicable) through their ownership of securities of BFMA, nor have any of the foregoing persons purchased or sold any securities of Guest Supply during the last two years, except as set forth on Schedule II. Collectively, the directors and executive officers of BFMA beneficially own approximately 91% of the outstanding shares of BFMA common stock.

                                   SCHEDULE II

                 TRANSACTIONS IN THE SECURITIES OF GUEST SUPPLY

         The following table sets forth all of the transactions in Shares by BFMA, either directly or through wholly-owned subsidiaries (unless otherwise indicated, all such transactions were open- market purchases and sales (in parentheses)):

        Shares of Common Stock               Purchase Price Per Share ($)                 Date of Purchase
        ----------------------               ----------------------------                 ----------------
                (1,000)                                 9.5000                                11/17/98
                (1,000)                                 9.7500                                11/18/98
                 (500)                                  9.5000                                11/18/98
                 (500)                                 10.1250                                11/19/98
                 (500)                                  9.6250                                11/20/98
                 (500)                                  9.8125                                11/23/98
                  100                                  10.3750                                11/30/98
                  500                                  10.3750                                12/01/98
                 1,600                                 10.4375                                12/01/98
                 6,500                                 11.3750                                12/02/98
                 1,100                                 11.5000                                12/02/98
                 9,500                                 11.6250                                12/03/98
                 6,000                                 12.0000                                12/07/98
                12,000                                 12.5000                                12/08/98
                 (500)                                 12.8750                                12/09/98
                 (500)                                 13.1250                                12/10/98
                15,500                                 12.5694                                12/15/98
                 1,200                                 11.4375                                12/18/98
                  600                                  10.7500                                12/21/98
                  500                                  10.7500                                12/21/98
                  500                                  10.7500                                12/21/98
                  500                                  10.5625                                12/23/98
                 1,000                                 10.5625                                12/23/98
                 1,500                                 11.0000                                12/24/98
                 3,000                                 11.0000                                12/24/98
                 1,500                                 10.9374                                12/24/98
                 5,500                                 11.5000                                01/06/98
                 4,000                                 10.7500                                01/07/98
                 2,600                                 11.0000                                01/11/99
                  500                                  10.8125                                01/13/99
                  500                                  10.6875                                01/15/99
                 2,000                                 10.9375                                01/19/99
                 2,000                                 11.0000                                01/19/99


                                     - 17 -




        Shares of Common Stock               Purchase Price Per Share ($)                 Date of Purchase
        ----------------------               ----------------------------                 ----------------
                 1,500                                 11.0000                                01/19/99
                 1,000                                 10.8125                                01/19/99
                 1,000                                 10.8750                                01/19/99
                 3,000                                 10.9375                                01/20/99
                 3,000                                 11.0000                                01/20/99
                 1,000                                 11.0000                                01/25/99
                  800                                  11.0000                                01/26/99
                  700                                  11.0000                                01/26/99
                  600                                  11.0000                                01/26/99
                  500                                  11.0000                                01/26/99
                 1,200                                 11.0000                                01/29/99
                  500                                  11.0000                                02/02/99
                  500                                  11.2500                                02/03/99
                 2,500                                 11.7500                                02/05/99
                 1,000                                 11.1250                                02/09/99
                 1,000                                 11.0000                                02/10/99
                 6,000                                 11.0000                                02/16/99
                 (300)                                 10.3125                                02/25/99
                 5,000                                  9.9375                                03/03/99
                 1,500                                  9.3750                                03/12/99
                 2,500                                  9.0000                                03/16/99
                 3,500                                  8.9375                                03/25/99
                 3,000                                  8.8750                                03/29/99
                (1,500)                                11.3750                                05/12/99
                 (500)                                 11.7500                                05/12/99
                 (500)                                 11.4375                                05/12/99
                 (500)                                 10.9375                                05/13/99
                  500                                  10.1250                                06/04/99
                 (500)                                 12.7500                                06/30/99
                 (500)                                 12.8750                                07/02/99
                 (500)                                 12.9375                                07/02/99
                 (300)                                 13.5625                                07/06/99
                 (500)                                 13.5000                                07/06/99
                 (500)                                 13.5000                                07/06/99
                 (600)                                 13.5000                                07/06/99
                (1,000)                                13.5000                                07/06/99
                (1,000)                                13.5000                                07/07/99
                 (500)                                 14.0625                                07/08/99


                                     - 18 -




        Shares of Common Stock               Purchase Price Per Share ($)                 Date of Purchase
        ----------------------               ----------------------------                 ----------------
                (1,000)                                14.2500                                07/08/99
                 (500)                                 14.0625                                07/08/99
                (1,000)                                14.2500                                07/09/99
                (2,000)                                14.7500                                07/12/99
                 (500)                                 14.6250                                07/12/99
                 (500)                                 14.6250                                07/12/99
                 (500)                                 14.8750                                07/12/99
                 (500)                                 14.8750                                07/12/99
                (1,000)                                14.5000                                07/13/99
                (1,000)                                14.7500                                07/13/99
                 (500)                                 14.5620                                07/13/99
                 (500)                                 14.6250                                07/13/99
                 (200)                                 14.2500                                07/13/99
                 (200)                                 14.2500                                07/13/99
                (2,500)                                15.0000                                07/14/99
                (2,500)                                15.0000                                07/14/99
                 (500)                                 14.7500                                07/14/99
                (1,500)                                15.5000                                07/15/99
                 (500)                                 15.3750                                07/15/99
                 (500)                                 14.8125                                07/16/99
                 (500)                                 15.4370                                07/20/99
                (1,200)                                15.4370                                07/20/99
                (1,000)                                15.3750                                07/20/99
                 (500)                                 14.8750                                07/20/99
                 (500)                                 14.5620                                07/20/99
                 (300)                                 15.4370                                07/20/99
                 (500)                                 15.1250                                07/21/99
                (3,000)                                16.0000                                07/21/99
                (2,000)                                15.6250                                07/21/99
                (1,000)                                16.0000                                07/21/99
                (1,000)                                16.2500                                07/21/99
                 (500)                                 15.5000                                07/21/99
                 (500)                                 15.5000                                07/22/99
                 (500)                                 15.1250                                07/22/99
                 (500)                                 15.2500                                07/23/99
                 (500)                                 14.8750                                07/23/99
                (1,000)                                14.9375                                07/23/99
                (1,000)                                15.7500                                07/26/99
                (1,000)                                15.8750                                07/27/99
                (1,000)                                15.7500                                07/29/99
                 (500)                                 15.6250                                07/30/99
                 (500)                                 15.7500                                07/30/99



                                     - 19 -




        Shares of Common Stock               Purchase Price Per Share ($)                 Date of Purchase
        ----------------------               ----------------------------                 ----------------
                 (500)                                 14.8750                                08/02/99
                 (500)                                 14.7500                                08/03/99
                (1,000)                                14.7500                                08/05/99
                 (500)                                 15.1250                                08/09/99
                 (500)                                 14.8750                                08/10/99
                 (500)                                 15.1250                                08/12/99
                (5,000)                                15.5000                                08/13/99
                (2,000)                                14.8125                                08/13/99
                (1,000)                                15.0000                                08/13/99
                 (500)                                 15.3750                                08/13/99
                 (500)                                 15.0000                                08/13/99
                 (200)                                 14.8750                                08/13/99
                 (200)                                 14.8750                                08/13/99
                (2,500)                                15.3750                                08/13/99
                (1,000)                                14.7500                                08/13/99
                (1,000)                                14.7500                                08/18/99
                (1,000)                                14.7500                                08/20/99
                (1,500)                                14.7500                                08/23/99
                (1,000)                                14.8750                                08/25/99
                (1,000)                                14.8750                                08/26/99
                (1,000)                                14.7500                                08/27/99
                (1,000)                                14.8750                                08/30/99
                (1,000)                                14.8750                                08/31/99
                (1,000)                                14.8750                                09/02/99
                (2,500)                                14.7500                                09/03/99
                (2,500)                                14.8750                                09/07/99
                (1,000)                                14.6250                                09/09/99
                (1,000)                                14.5000                                09/21/99
                (1,000)                                14.3750                                09/22/99
                (1,000)                                13.9375                                09/24/99
                (1,000)                                13.8750                                09/24/99
                 (500)                                 14.0000                                10/01/99
                (1,000)                                13.7500                                10/13/99
                 (500)                                 13.8125                                10/13/99
                 (500)                                 14.0625                                10/18/99
                 (500)                                 13.5625                                10/25/99
                 (500)                                 13.5625                                10/25/99
                 (500)                                 13.6875                                10/25/99
                 (500)                                 13.5000                                10/27/99
                 (500)                                 13.4375                                10/27/99



                                     - 20 -




        Shares of Common Stock               Purchase Price Per Share ($)                 Date of Purchase
        ----------------------               ----------------------------                 ----------------
                (1,000)                                13.4375                                10/27/99
                 (600)                                 13.1250                                11/02/99
                 (400)                                 13.0625                                11/02/99
                (1,000)                                14.8750                                11/05/99
                 (500)                                 14.9375                                11/12/99
                (1,000)                                15.0000                                11/15/99
                (1,000)                                15.4375                                11/16/99
               (10,000)                                15.8750                                11/16/99
                (1,000)                                16.2500                                11/18/99
                (2,000)                                16.2500                                11/19/99
                (3,900)                                16.5000                                11/22/99
                 5,000                                 14.8750                                11/22/99
                 2,000                                 14.2500                                11/23/99
                 1,000                                 14.0000                                11/24/99
                 4,000                                 14.0000                                11/27/99
                 2,000                                 14.0000                                12/10/99
                (1,000)                                14.4375                                12/23/99
                (1,000)                                15.0000                                12/23/99
                 (500)                                 15.0000                                12/23/99
                (1,000)                                15.0000                                12/27/99
                 (200)                                 14.6250                                12/28/99
                (3,200)                                14.7500                                12/28/99
                 (800)                                 14.7500                                12/29/99
                 (500)                                 14.1250                                12/30/99
                (2,000)                                15.5000                                01/10/00
                 (500)                                 15.5000                                01/10/00
                (1,000)                                15.3750                                01/12/00
                (2,000)                                16.0000                                01/13/00
                (2,000)                                15.5000                                01/13/00
                 (500)                                 15.3750                                01/13/00
                (1,000)                                15.9375                                01/14/00
                 (500)                                 16.0625                                01/14/00
                 (500)                                 16.1250                                01/14/00
                (3,000)                                17.2500                                01/18/00
                (2,000)                                17.0000                                01/18/00
                (3,800)                                17.5000                                01/19/00
                (1,200)                                17.5000                                01/19/00
                (1,000)                                17.3125                                01/19/00
                (1,000)                                17.2500                                01/19/00
                (1,000)                                17.5000                                01/19/00


                                     - 21 -




        Shares of Common Stock               Purchase Price Per Share ($)                 Date of Purchase
        ----------------------               ----------------------------                 ----------------
                (1,000)                                17.5000                                01/19/00
                (1,000)                                17.5000                                01/19/00
                (1,000)                                17.3750                                01/19/00
                (3,000)                                17.1250                                01/20/00
                (2,000)                                17.5000                                01/20/00
                (3,000)                                16.7500                                01/21/00
                (2,000)                                16.6875                                01/21/00
                (2,000)                                17.0000                                01/21/00
                (2,500)                                17.2500                                01/21/00
                (3,000)                                18.0000                                01/21/00
                (2,000)                                18.5000                                01/21/00
                (2,000)                                18.6250                                01/24/00
                 (300)                                 17.2500                                01/24/00
                 (300)                                 18.0000                                01/24/00
                 (300)                                 17.0000                                01/25/00
                (1,000)                                16.7500                                01/28/00
                 (200)                                 17.0000                                02/02/00
                 (500)                                 17.0000                                02/02/00
                 5,000                                 17.6250                                02/10/00
                 3,500                                 17.6250                                02/10/00
                  500                                  17.7500                                02/10/00
                  200                                  17.2500                                02/10/00
                  200                                  17.3750                                02/10/00
                  200                                  17.3750                                02/10/00
                  200                                  17.5000                                02/10/00
                  200                                  17.6250                                02/10/00
                  200                                  17.6250                                02/10/00
                 1,000                                 17.5000                                02/11/00
                  500                                  17.5000                                02/11/00
                 2,000                                 17.2500                                02/14/00
                  500                                  17.5000                                02/14/00
                 2,000                                 18.0000                                02/16/00
                  500                                  18.2500                                02/16/00
                  500                                  18.1250                                02/16/00
                  500                                  18.0000                                02/16/00
                 4,500                                 18.0000                                02/16/00
                 4,500                                 18.0000                                02/16/00
                 1,800                                 17.9375                                02/16/00
                  200                                  17.9375                                02/16/00
                  500                                  17.9375                                02/16/00


                                     - 22 -




        Shares of Common Stock               Purchase Price Per Share ($)                 Date of Purchase
        ----------------------               ----------------------------                 ----------------
                  100                                  17.7500                                02/16/00
                  500                                  17.9375                                02/16/00
                  500                                  17.9375                                02/16/00
                  200                                  17.6875                                02/16/00
                  200                                  17.5625                                02/16/00
                  200                                  17.4375                                02/16/00
                  200                                  17.3125                                02/16/00
                 1,700                                 18.0000                                02/16/00
                 1,400                                 18.1250                                02/17/00
                  500                                  18.3750                                02/17/00
                (1,000)                                18.3125                                02/18/00
                (1,000)                                18.0000                                02/18/00
                 1,000                                 18.6875                                02/18/00
                  500                                  18.6875                                02/18/00
                  200                                  18.6250                                02/18/00
                (1,000)                                18.0000                                02/28/00
                (2,000)                                19.0000                                03/01/00
                (1,000)                                19.0000                                03/01/00
                (1,000)                                18.8750                                03/01/00
                (1,500)                                19.3750                                03/02/00
                 (500)                                 19.0000                                03/02/00
                (1,000)                                19.0000                                03/03/00
                 (900)                                 18.8750                                03/06/00
                 (500)                                 18.3125                                03/07/00
                 (500)                                 18.1875                                03/07/00
                 (500)                                 18.1250                                03/15/00
                 1,000                                 17.4375                                03/20/00
                 1,000                                 17.4370                                03/20/00
                  500                                  17.5000                                03/21/00
                  500                                  17.6250                                03/21/00
                (1,500)                                17.6875                                03/28/00
                 (500)                                 17.8125                                03/28/00
                (2,000)                                17.7500                                04/04/00
                 2,500                                 17.0000                                04/07/00
                 5,000                                 17.0000                                04/07/00
                (2,000)                                16.7500                                04/12/00
                 (200)                                 16.5620                                04/12/00
                 5,000                                 16.3750                                04/13/00
                 1,500                                 16.2500                                04/13/00
                  500                                  16.2500                                04/13/00


                                     - 23 -




        Shares of Common Stock               Purchase Price Per Share ($)                 Date of Purchase
        ----------------------               ----------------------------                 ----------------
                 5,000                                 17.0620                                05/03/00
                 5,000                                 16.9350                                05/03/00
                 5,000                                 16.9360                                05/03/00
                 2,000                                 17.1850                                05/03/00
                 1,100                                 17.4050                                05/03/00
                 1,000                                 17.0600                                05/03/00
                 1,000                                 16.9400                                05/03/00
                 1,000                                 17.3150                                05/03/00
                 1,500                                 17.0630                                05/03/00
                 2,000                                 17.1850                                05/03/00
                  500                                  17.2470                                05/03/00
                 4,000                                 17.3100                                05/12/00
                  500                                  17.3800                                05/17/00
                  500                                  17.4400                                05/17/00
                 1,500                                 17.2500                                05/17/00
                 2,000                                 17.6300                                05/18/00
                 1,500                                 17.3800                                05/26/00
                 4,300                                 17.5000                                05/31/00
                  600                                  17.2500                                05/31/00
                  500                                  17.4400                                05/31/00
                 1,000                                 17.3100                                05/31/00
                  500                                  17.1300                                05/31/00
                 5,000                                 18.0000                                06/05/00
                 3,600                                 19.2500                                06/09/00
                 5,000                                 18.7500                                06/12/00
                 2,000                                 18.0000                                06/13/00
                 1,800                                 17.9375                                06/13/00
                  200                                  17.6250                                06/13/00
                 2,000                                 17.7500                                06/16/00
                 3,500                                 18.0000                                06/20/00
                 5,000                                 17.7500                                09/14/00
                 5,000                                 18.0000                                09/14/00
                 2,200                                 17.9375                                10/02/00
                  500                                  17.8750                                10/03/00
                 4,500                                 17.8750                                10/03/00
                 2,000                                 17.7500                                10/06/00
                 2,500                                 17.7500                                10/09/00
                  200                                  17.2500                                10/10/00
                 1,800                                 19.4750                                10/10/00
                 9,500                                 17.2375                                10/11/00


                                     - 24 -




        Shares of Common Stock               Purchase Price Per Share ($)                 Date of Purchase
        ----------------------               ----------------------------                 ----------------
                 9,000                                 16.5000                                10/12/00
                 3,000                                 16.0417                                10/13/00
                 5,000                                 15.4500                                10/17/00
                 6,200                                 15.5000                                11/03/00
                  800                                  16.1250                                11/09/00
                 5,000                                 15.8750                                11/10/00
                 2,000                                 16.0000                                11/10/00
                 1,000                                 16.0000                                11/11/00
                 1,400                                 15.7500                                11/11/00
                 1,800                                 15.7500                                11/13/00
                 1,800                                 15.7500                                11/13/00
                 1,000                                 15.7500                                11/13/00
                 2,000                                 15.7500                                11/13/00
                 6,000                                 17.0000                                11/15/00

         The following table sets forth all of the transactions in Shares by Barry W. Florescue (unless otherwise indicated, all such transactions were open-market purchases and sales (in parentheses)):

        Shares of Common Stock               Purchase Price Per Share ($)                  Date of Purchase
        ----------------------               ----------------------------                  ----------------
                 1,000                                 12.7500                                 07/29/98
                 (500)                                 12.8750                                 07/01/99
                 (500)                                 15.0000                                 07/14/99
                 1,000                                 17.0000                                 02/10/00
                 1,000                                 17.1250                                 02/10/00
                 (500)                                 18.0000                                 02/16/00
                 (500)                                 18.2500                                 02/17/00
                (1,000)                                18.6860                                 02/18/00

                                   IMPORTANT!

         Tell Guest Supply what you think! Your vote is important. No matter how many Shares you own, please give BFMA your proxy FOR the election of BFMA Nominees by taking three steps:

         1.       SIGNING the enclosed BLUE proxy card,

         2.       DATING the enclosed BLUE proxy card, and

         3. MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States).

         If any of your Shares are held in the name of a brokerage firm, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the BLUE proxy card representing your Shares. BFMA urges you to confirm in writing your instructions to BFMA in care of at the address provided below so that BFMA will be aware of all instructions given and can attempt to ensure that such instructions are followed.

         PLEASE DO NOT RETURN ANY PROXY CARD SUPPLIED TO YOU BY GUEST SUPPLY, EVEN TO VOTE AGAINST THEIR NOMINEES, AS IT MAY REVOKE YOUR PREVIOUS PROXY. REMEMBER, ONLY YOUR LATEST-DATED PROXY COUNTS.

         If you have any questions or require any additional information concerning this Proxy Statement, please contact our proxy solicitor Innisfree M&A Incorporated at the address set forth below.

                           INNISFREE M&A INCORPORATED
                               501 MADISON AVENUE
                                   20TH FLOOR
                            NEW YORK, NEW YORK 10022
                          CALL TOLL FREE (888) 750-5834
                                       OR
                 BANKS AND BROKERS CALL (212) 750-5833 (COLLECT)

                               GUEST SUPPLY, INC.
                       2001 ANNUAL MEETING OF STOCKHOLDERS


              THIS PROXY IS SOLICITED ON BEHALF OF BFMA CORPORATION
                   AND NOT ON BEHALF OF THE BOARD OF DIRECTORS
                       OR MANAGEMENT OF GUEST SUPPLY, INC.

         The undersigned appoints Charles W. Miersch and Logan D. Delany, Jr. and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Guest Supply, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the 2001 Annual Meeting of Stockholders of Guest Supply, and including at any adjournments or postponements thereof and at any special meeting called in lieu thereof, as follows:

BFMA HOLDING CORPORATION RECOMMENDS A VOTE FOR THE ELECTION OF THE
BFMA NOMINEES

    1. ELECTION OF DIRECTORS: To elect the BFMA Nominees to the Board of Directors of Guest Supply (the "Board");


             FOR      [  ]                         WITHHOLD AUTHORITY [  ]


    INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominees name in the space provided below.

    I withhold authority to vote for the following nominee(s): _________________

         The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of Guest Supply held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this proxy will be voted as directed above. If no direction is indicated with respect to the above proposals, this proxy will be voted FOR the election of the BFMA Nominees.

DATED: _________________________________.


PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.


_________________________________________________________
(Signature)

_________________________________________________________
(Signature, if held jointly)

_________________________________________________________
(Title)


         WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.


       IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                             THE ENCLOSED ENVELOPE!

            IF YOU NEED ASSISTANCE WITH THIS PROXY CARD, PLEASE CALL

                           INNISFREE M&A INCORPORATED
                          CALL TOLL FREE (888) 750-5834